Company Overview January 2024 Sutro Biopharma NASDAQ: STRO Exhibit 99.1

Forward-Looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance; business plans and objectives; anticipated preclinical and clinical development activities, including enrollment and site activation; timing of announcements of clinical results, trial initiation, and regulatory filings; outcome of regulatory decisions; our expectations about our cash runway; potential benefits of luvelta and our other product candidates and platform; potential expansion into other indications and combinations, including the timing and development activities related to such expansion; potential growth opportunities, financing plans, potential future milestone and royalty payments, competitive position, industry environment and potential market opportunities for the Company’s product candidates. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors, including risks and uncertainties related to our cash forecasts, our and our collaborators’ ability to advance our product candidates, the receipt, feedback and timing of potential regulatory submissions, designations, approvals and commercialization of product candidates, the design, timing and results of preclinical and clinical trials, and the expected impact of the COVID-19 pandemic on our operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail under the heading “Risk Factors” contained in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other reports the company files from time to time with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we nor our management assume responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Sutro is a Clinical-Stage Oncology Company Focused on Designing and Developing Precise Biologics, Including ADCs, to Achieve a Wider Therapeutic Window to Benefit More Patients

Luveltamab tazevibulin

Phase 1 data has demonstrated **efficacy in ovarian cancer patients with a broad range of FolRα expression levels.**

Product Candidates

Multiple candidates for cancers and diseases with high unmet need are in the clinic and were enabled by Sutro's **fit-for-purpose discovery and manufacturing platform.**



Innovative Development Toolkit

Assets **optimized for purity and efficacy** are made by Sutro's product engine, creating diverse modalities (e.g., ADCs, bispecific ADCs, immunostimulatory ADCs (iADCs), and ADC^2).

Collaborations

Sutro strives to be a trusted partner through efficient product candidate identification, **fit for purpose design**, and **patient-centric clinical development** have generated collaborations with Astellas, Merck, BMS & EMD.

Financial

~$375M[(1)] in cash, cash equivalents & marketable securities and Vaxcyte stock as of December 31, 2023. Projected **cash runway** into 2H 2025[(2)]. Funding of **~$850M generated from collaborators** as of December 31, 2023[(3)].

(1) Based on the estimated value of cash, cash equivalents and marketable securities and the estimated value of Vaxcyte common stock held by Sutro as of December 31, 2023.
(2) Based on current business plans and assumptions.
(3) Includes payments and equity investments received through December 31, 2023.

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Sutro's Robust Pipeline of Product Candidates Demonstrates our Innovative Processes and Designed Intentionally to Expand Patient Benefit in Areas of High Unmet Need

PROGRAM	MODALITY/TARGET	INDICATION	DISCOVERY / PRECLINICAL / PHASE 1/1B / PHASE 2/3	WORLDWIDE OR GEOGRAPHIC PARTNER
SUTRO-LED PROGRAMS				
Luveltamab tazevibulin (Luvelta, STRO-002)	FolRα Antibody-Drug Conjugate (ADC)	Ovarian Cancer	Phase 2/3 — *Fast Track Designation*	天士力生物 TASLY BIOPHARMA (Greater China Rights)
		Ovarian Cancer (bevacizumab combo)	Phase 2/3	
		Endometrial Cancer	Phase 2/3	
		CBF/GLIS2 Pediatric AML	Phase 2/3 — *Orphan Drug & Rare Pediatric Disease Designation*	
		Adenocarcinoma, NSCLC	Phase 1/1B	
STRO-001[1]	CD74 ADC	B-cell Malignancies	Phase 1/1B — *Orphan Drug Designation*	BioNova Pharma 博锐医药 (Greater China Rights)
STRO-003	ROR1 ADC	Solid Tumors & Hematological Cancers	Preclinical	
STRO-004	Tissue Factor ADC	Solid Tumors	Preclinical	
PARTNER PROGRAMS				
VAX-24	24-Valent Conjugate Vaccine	Invasive Pneumococcal Disease	Phase 2/3	VAXCYTE protect humankind
VAX-31	31-Valent Conjugate Vaccine	Invasive Pneumococcal Disease	Phase 2/3	
MK-1484	Selective IL-2 Agonist	Advanced or Metastatic Solid Tumors	Phase 1/1B	MERCK
Undisclosed Programs	Immunostimulatory ADCs (iADCs)	Cancers	Discovery — *Multiple Programs*	astellas

1. Phase 1 dose escalation has completed in the U.S., and clinical development is ongoing in Greater China led by BioNova

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Achievements and Milestones 5 Targeted Timing Luveltamab tazevibulin (luvelta, STRO-002) in Multiple Indications Highlight potential multi-cancer opportunity for luvelta in comprehensive presentation January 2024 LPI for Part 1 of REFRaME-O1, a Phase 2/3 registration-directed trial in platinum-resistant ovarian cancer 1H 2024 Initiate REFRaME-P1, a Phase 2/3 registration-directed trial in pediatric relapsed/refractory CBF/GLIS2 AML 1H 2024 Submit an Investigational New Drug (IND) application in non-small cell lung cancer (NSCLC) 1H 2024 Initiate Part 2 of REFRaME-O1, a Phase 2/3 registration-directed trial in platinum-resistant ovarian cancer 2H 2024 Initiate clinical trial in non-small cell lung cancer (NSCLC) 2024 Continue clinical development in endometrial cancer 2024 Continue clinical development in combination with bevacizumab for the treatment of ovarian cancer 2024 Additional Pipeline Programs Submit an Investigational New Drug (IND) application for STRO-003, ROR1 ADC 2024 Submit an Investigational New Drug (IND) application for STRO-004, a tissue factor-targeting ADC 2025 Collaborations and Partnerships Vaxcyte: Continue decade-long collaboration and partnership 2024 Astellas: Advance preclinical research collaboration on immunostimulatory ADCs (iADCs) 2024 Merck & Tasly: Provide manufacturing support and materials for clinical supply 2024 ✓

Luveltamab Tazevibulin – A Pipeline in a Drug (Luvelta, STRO-002)

Luvelta: Exemplifies Sutro’s Innovation in ADC Development Cell-free XpressCF® Proven Technology and Partnership Model Luvelta FolRα-targeting ADC: A Pipeline-in-a-Drug Opportunity Next-Generation ADCs Have the Potential to Improve Clinical Outcomes and Combinability Positioned to execute - Cash runway into 2H 2025* and the team to deliver on luvelta registration 6 molecules enabled by Sutro Technology into the clinic, with 2 additional molecules at preclinical stage Multiple modalities including iADCs and ADC2  ~$850 million generated as of Dec 31, 2023, from partnerships including with Vaxcyte, Astellas, Merck, Bristol Myers Squibb & EMD Serono Promising clinical activity has been demonstrated in all indications evaluated, addressing tumors with low FolRα expression Enrolling REFRαME registrational trial for ovarian cancer; potential to be 1st therapy for low-medium expressing patients Demonstrated compelling pre-clinical data in lung cancer Increase potency and efficacy Improve tolerability and durability of response ADC innovation leader * Based on the estimated value of cash, cash equivalents and marketable securities and the estimated value of Vaxcyte common stock held by Sutro as of December 31, 2023. Indications: Ovarian Cancer, Peds AML and Endometrial

Luvelta: Potential for Significant Commercial Opportunities, Initially in Ovarian Cancer and Expanding to Additional FolRα Expressing Cancers

Luvelta Potentially Doubles the Addressable PROC Patients

Percent of Ovarian Cancer Patients Eligible for Therapy[1]



Luvelta
Other ADC
Chemo Patients
High
Low/Medium
~80%
~35%[2]

Estimated Annual Incidence in FolRα-Expressing Patient Populations
(U.S., Europe and Japan)

Ovarian ~69K	Endometrial ~71K
NSCLC, Adenocarcinoma ~108K	Pediatric AML with CBF::GLIS2 mutation ~100 per market

PROC: Platinum Resistant Ovarian Cancer
1 – Luvelta eligibility based on TPS level in REFRaME trial; FDA Approved ADC eligibility based on TPS level in Elahere approved label
2 – AbbVie ImmunoGen Acquisition - Slides on the AbbVie IR website, November 30, 2023

FolRα expression assumptions for ovarian: ≥25% TPS (80% of pts, internal data); endo: ≥25% TPS (41% of pts[8]); NSCLC: ≥1% TPS (30% of pts, internal data). **Sources**: 1. Sutro internal estimates, data on file. 2. DRG reports. 3. Cancer Statistics in Japan 2023 ganjoho.jp. 4. SEER data and data explorer. 5. American Cancer Society Cancer Facts and Figures, 2023. 6.Deloitte Consulting & IQVIA custom projects for Sutro, 2022. 7. European Cancer Information System (ECIS), accessed Dec 2023. 8. Brown Jones M, et al., Int J Cancer. 2008 Oct 1;123(7):1699-703. 9. Eidenschink Brodersen L, et al. Leukemia. 2016;30(10):2077-2080. 10. Smith, JL et al. Clinical Cancer Research. vol. 26,3 (2020): 726-737.

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Luvelta: Strategic Development Plan Aimed at Realizing the Full Potential

Therapeutic Area	Program (Preclinical → Phase 1/1B → Phase 2/3)	2024 Milestones
Ovarian Cancer	REFRαME-O1 Registration-directed Trial →	• Part 1: LPI – 1H • Part 2: Open EU Sites– 2H
	Dose Escalation	Complete
	Dose Expansion	Complete
	Plus G-CSF	Complete
	Combo w/ Bevacizumab	Continuing clinical development
Endometrial Cancer		Continuing clinical development
RAM AML	REFRαME-P1 Registration-directed Trial →	Initiate trial 1H
NSCLC	→	• IND 1H • Early signal: potentially 2H24–1H25

Phase 1 program supported initiation of REFRαME-O1 trial

Sources: clinicaltrials.gov NCT05870748. Internal Sutro data on file.

→ Indicates trial enrolling or planned to begin enrolling

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Luvelta: Peds RAM-AML Strategically Positioned for Potential PRV and Accelerates Market Entry and Commercial Readiness for OC

REFRαME|P1

Eligibility

- **Relapsed/Refractory CBFA2T3::GLIS2 AML**
- ≥ 5% Bone Marrow Involvement with Leukemic Blasts

Dose Finding

R 1:1

- N = 3-6 → 3.5 mg/kg IV q2w Lead in Dose
- N = 3-6 → 4.3 mg/kg IV q2w

Dose Expansion

Selected Dose
N = ~18

Key Endpoints

- Complete remission (CR) rate
- Measurable residual disease (MRD)-negative response rate
- Complete remission with partial hematologic recovery (CRh) rate
- EFS, RFS and OS
- Safety, PK

REFRαME|O1

Eligibility

- **Platinum Resistant Ovarian Cancer** to 1st platinum or progression ≤ 6m to last platinum
- 1-3 prior lines
- ECOG PS 0-1
- Exclude primary platinum refractory
- FolR1 expression ≥25%

Phase 2: Dose Finding

R 1:1

- N = 25 → Dose A: 5.2 mg/kg IV q3w + prophylactic G CSF 4.3 mg/kg after 2 cycles
- N = 25 → Dose B: 4.3 mg/kg IV q3w

Phase 3: Randomized Trial

R 1:1

- N = ~258 → Optimized Dose Regimen
- N = ~258 → Investigator's Choice Chemotherapy

Key Endpoints

- Final analysis for full approval: PFS, OS
- Interim analysis planned to support accelerated approval: ORR, DOR
- Safety, QoL, PK

PRV: Pediatric Review Voucher
Sources: clinicaltrials.gov NCT05870748. Internal Sutro data on file.

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Luvelta Demonstrated the Ability to Treat 8 out of 10 Women with Ovarian Cancer Due to FolRα expression ≥25%

Treatment Eligibility is Driven by FolRα Biomarker Test

Luvelta has demonstrated clinical activity in PROC patients with **FolRα ≥25%**

Both Luvelta and FDA-approved ADC test patient FolRα levels via Ventana validated assay

Due to high frequency of testing of FolRα in OC, patient expression level may be known prior to developing platinum resistance

Luvelta addresses low and medium FolRα expression (≥25% TPS with any intensity) that currently receive chemotherapy, while approved ADC is limited to high expressing FolRα (≥75% TPS with PS 2+, 3+)

Comparison of Potential Luvelta Population with Approved ADC Population



TPS
Staining Intensity 1+
Staining Intensity 2+
Staining Intensity 3+
0 - <25%
Chemo
Chemo
Chemo
25 - <50%
50 - <75%
75 - 100%
Potential Luvelta Population
Approved ADC Population
~80%
~35%

Sources: 1. ImmunoGen Third Quarter 2023 Financial Results, Nov 2023. 2. Jun 2023 ASCO oral presentation "Luveltamab tazevibulin (STRO-002), an anti-folate receptor alpha (FolRα) antibody drug conjugate (ADC), safety and efficacy in a broad distribution of FolRα expression in patients with recurrent epithelial ovarian cancer (OC): Update of STRO-002-GM1 phase 1 dose expansion cohort.".

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Luvelta Registrational Strategy Supported by Clinical Data from ~100 Treated Patients Across all Doses Partial response 3 in 5.2, 2 in 4.3, 2 in <=2.9, and 1 in >=5.6mg/kg Starting dose, Q3W ≤ 2.9 mg/kg 4.3 mg/kg 5.2 mg/kg ≥ 5.6 mg/kg 20% -30% Data as of Nov 8, 2023. Ovarian Cancer Patients Total (N = 99) Platinum Sensitive 21 (21.2%) Platinum Resistant 78 (78.8%) Number of prior lines of therapy (Median) 3.0 Previous Therapies, n (%) bevacizumab 72 (72.7%) PARP Inhibitor 70 (70.7%) Maximum Reduction in Tumor Target Lesions in RECIST-Evaluable Patients (N=92 Evaluable) 12

Luvelta Demonstrated Compelling Anti-Tumor Activity and Tolerable Safety Broadly in Ovarian Cancer

Phase 1: **Dose Escalation**		Phase 1: **Dose Expansion**	
Escalation	Combo w/ Bevacizumab	Signal Seeking	Plus G-CSF (Neutropenia Mgt)
N = 39	N = 18	N = 44	N = 16
✓ Optimal dose range	✓ Tolerable and active	✓ Established FolRα ≥25% PROC	✓ Reduced high-grade neutropenia

Aggregated Analysis of Ovarian Cancer Patients

Improved clinical outcome vs. SoC chemotherapy (historical)	**Improved tolerability profile vs. SoC chemotherapy (historical)**	**Clinical benefit shown in unmet need low-medium expressing patients**

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Luvelta Monotherapy Safety Profile has been Manageable with Low Discontinuation Rate due to Neutropenia

TEAEs (N=99)		
Preferred Term	All Grade Incidence ≥35%	Grade 3+
Patients reporting at least one event	99 (100.0%)	86 (86.9%)
Neutropenia*	69 (69.7%)	64 (64.6%) ‡
Nausea	69 (69.7%)	1 (1.0%)
Fatigue	63 (63.6%)	12 (12.1%) ‡
Arthralgia	57 (57.6%)	16 (16.2%) ‡
Constipation	53 (53.5%)	2 (2.0%)
Decreased appetite	45 (45.5%)	0
Abdominal pain	44 (44.4%)	6 (6.1%)
Neuropathy**	44 (44.4%)	7 (7.1%)
Anaemia	39 (39.4%)	11 (11.1%)‡
Aspartate aminotransferase increased	38 (38.4%)	2 (2.0%)
Vomiting	35 (35.4%)	3 (3.0%)

SAEs (N=99)		
Preferred Term	All Grade Incidence ≥3 Subjects	Grade 3+
Patients reporting at least one event	99 (100.0%)	86 (86.9%)
Abdominal pain	4 (4.0%)	3 (3.0%)
Dehydration	4 (4.0%)	4 (4.0%)
Febrile neutropenia	4 (4.0%)	4 (4.0%)
Small intestinal obstruction	4 (4.0%)	4 (4.0%)
Acute kidney injury	3 (3.0%)	2 (2.0%)
Anaemia	3 (3.0%)	3 (3.0%)
Constipation	3 (3.0%)	2 (2.0%)
Pneumonia	3 (3.0%)	2 (2.0%)

* Neutropenia included the following preferred terms: neutropenia, febrile neutropenia, and neutrophil count decreased.
** Neuropathy included the following preferred terms: neuropathy peripheral and peripheral sensory neuropathy.
‡ Most common Grade 3+ TEAEs

Data as of Nov 8, 2023
Source: Internal Sutro data on file

Neutropenia

- Primarily uncomplicated (febrile neutropenia < 5%)
- Well managed with G-CSF usage
- Led to discontinuation in 1.5% of patients

Arthralgia

- Managed conservatively
- Led to discontinuation in 1.5% of patients

Peripheral Neuropathy

- Expected event with microtubule inhibitor ADCs (pre-existing and on study)
- Actively managed with protocol-specified conservative management
- Led to discontinuation in 2.9% of patients

1 subject experienced grade 5 event: Probably, luvelta related

- 1 death was reported as resulting from febrile neutropenia with concurrent SAEs of septic shock, pancytopenia, and acute respiratory failure; all assessed as related to luvelta

5 subjects experienced grade 5 event: Unrelated to luvelta

- 3 deaths were attributed to disease progression
- 1 death was reported as Death NOS; assessed as unrelated to luvelta
- 1 death was reported as resulting from a pulmonary infection; assessed as unrelated to luvelta

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Luvelta: Demonstrated Compelling Anti-Tumor Activity and Manageable Safety Profile In Lower and/or Variable FolRα Expression Tumors Additional Indications Phase 1: Dose Expansion (all single agent) Endometrial RAM AML1 NSCLC N = 17 N = 25 Preclinical Evidence of anti-tumor activity No new safety signals observed Continuing clinical development Meaningful clinical responses, including complete remission and prolonged overall survival Well tolerated and can be given as out-patient Positioned for registration-enabling trial Single dose and combination with PD-1 blockade demonstrated anti-tumor activity IND 1H 2024 5 15 1 2 99 6 25 45 15 35 8 45 75 18 70 30 2 pts had Δ 0% Partial Response 20% -30% TPS (%) Treatment ongoing TPS >25% ≤25% Luvelta EAP mOS not reached 1.0 0.8 0.6 0.4 0.2 0.0 0 2 4 6 8 10 12 14 Survival Time Since The First Dose of IP or Relapse (Months) Survival Probability Historic Luvelta Historical (N=26) mOS = 6.1 months Maximum Reduction in Target Lesions* Overall Survival for Children who Received Luvelta as Non-Fractionated Dosing Regimen (N=21) NSCLC PDX model with single dose Luvelta monotherapy Data cutoff: 04 August 2023. *n=16 response evaluable patients. PR, partial response; TPS, tumor proportion score. 1 - These data were generated by the treating physicians and collected and enabled for presentation by Sutro. Endometrial source: Oct 2023 ESMO mini-oral presentation “741MO - Luveltamab tazevibulin (STRO-002), an anti-folate receptor alpha (FolRα) antibody drug conjugate (ADC), demonstrates clinical activity in recurrent/progressive epithelial endometrial cancer (EEC): STRO-002-GM1 phase I dose expansion.” RAM AML source: Dec 2023 ASH poster “Anti-leukemic Activity of Luveltamab Tazevibulin (LT, STRO-002), a Novel Folate Receptor-α (FR-α)-targeting Antibody Drug Conjugate (ADC) in Relapsed/Refractory CBFA2T3::GLIS2 AML.” NSCLC source: Internal Sutro preclinical data on file. censored Study Days 800 600 400 200 0 0 20 40 60 80 100 Tumor size (mm3) Vehicle 5 mg/kg luvelta (single dose) 10 mg/kg luvelta (single dose) 15

Use of Prophylactic G-CSF on Day 8 with 5.2mg/kg Dose Demonstrated Effective Reduction of Neutropenia  Grade 3+ Neutropenia Cohort A1 vs. Cohort with G-CSF2 1 - Cohort A patients dosed with Luvelta 5.2mg/kg. 2 - Cohort with G-CSF patients started at Luvelta 5.2mg/kg + prophylactic pegfilgrastim on Day 8 Data as of Nov 08, 2023 Sources: Sutro Corporate Presentation Nov 2023. Internal Sutro data on file. Maximum Reduction in Tumor Target Lesions (N=16) 20% -30% Cohort A N = 21 w/ G-CSF N = 16 Cohort A N = 21 w/ G-CSF N = 16 Cycle 1 Cycle 1+2 Percent Patients 90.6% Reduction P=0.0002 73.7% Reduction P=0.0015 Disease control rate = 100% (best response) Preferred Term: G3+ TEAE Cohort A 5.2 mg/kg (N=21) Cohort + GCSF 5.2 mg/kg (N=16) Neutropenia 76.2% 37.5% 16

Luvelta Showed Evidence of Anti-tumor Activity in FolRα Expressing Endometrial Cancer: *Data Presented at ESMO 2023*

Maximum Reduction in Target Lesions*



TPS (%)
5 15 1 2 99 6 25 45 15 35 8 45 75 18 70 30
20%
-30%
2 pts had Δ 0%
Partial Response
TPS
>25%
≤25%
Treatment ongoing

Median exposure (range): 12 (3–53) weeks	5 of 17 (29%) patients received ≥5 cycles	Median follow-up: 10.1 months	ORR 29% in TPS >25% patients

Consistent Safety Signals Observed

TEAEs, n (%) Most Common Events	Total (N = 17)	
	Any grade*	Grade ≥3
Patients reporting at least 1 event	17 (100.0)	15 (82.2)
Anemia	13 (76.5)	4 (23.5)
Arthralgia	12 (70.6)	3 (17.6)
Neutropenia†	11 (64.7)	9 (52.9)
Nausea	10 (58.8)	1 (5.9)
Decreased appetite	10 (58.8)	0

Data cutoff: 04 August 2023. *n=16 response evaluable patients. DCR, disease control rate; EC, endometrial cancer; PR, partial response; Q3W, every 3 weeks; TPS, tumor proportion score.
†Neutropenia included the following preferred terms: neutropenia, febrile neutropenia, and neutrophil count decreased.
Source: Oct 2023 ESMO mini-oral presentation “741MO - Luveltamab tazevibulin (STRO-002), an anti-folate receptor alpha (FolRα) antibody drug conjugate (ADC), demonstrates clinical activity in recurrent/progressive epithelial endometrial cancer (EEC): STRO-002-GM1 phase I dose expansion.”

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Luvelta Showed Anti-Tumor Activity in Pediatric RAM Phenotype AML: Data Highlighted at ASH 2023 Received Luvelta as Non-Fractionated Dosing Regimen (N=21*^) Safety Overview TEAES occurring in ≥25% of patients who received monotherapy with Luvelta Total (N = 21) AEs, n (%) Any grade Grade ≥3 Neutrophil count decreased 10 (47.6%) 10 (46.7%) Anemia 10 (47.6%) 6 (28.6%) Platelet count decreased 8 (38.1%) 6 (28.6%) Aspartate aminotransferase increased 7 (33.3%) 0 White blood cell count decreased 6 (28.6%) 5 (23.8%) Pyrexia 6 (28.6%) 0 Diarrhoea 6 (28.6%) 0 Promising results, highly unusual in this refractory patient population with a dismal prognosis   Response to treatment enables these children to receive Stem-cell transplant, which is potentially curative therapy Luvelta was generally well tolerated, with no documented dose reductions due to adverse events *Luvelta EAP mOS not reached 1.0 0.8 0.6 0.4 0.2 0.0 0 2 4 6 8 10 12 14 Survival Time Since The First Dose of IP or Relapse (Month) Survival Probability Historic Luvelta Historical (N=26) mOS = 6.1 months Source: Sutro Internal data and Dec 2023 ASH poster “Anti-leukemic Activity of Luveltamab Tazevibulin (LT, STRO-002), a Novel Folate Receptor-α (FR-α)-targeting Antibody Drug Conjugate (ADC) in Relapsed/Refractory CBFA2T3::GLIS2 AML.” *Fractionated dosing was not found to provide sufficient control of leukemic blasts and was not used further.  These patients (n=4) were not included in our analysis of efficacy. Historical data courtesy of Dr. Soheil Meschinski ^These data were generated via patients receiving Luvelta under single patient IND mechanism (compassionate use) by the treating physicians, collected and enabled for presentation by Sutro censored 18

FolRα is Broadly Expressed Across Multiple Indications


mRNA expression level (RMA, log2)
12
10
8
6
4
endometrium (27)
ovary (51)
kidney (34)
bile duct (8)
colorectal (61)
breast (58)
pancreas (44)
stomach (38)
esophagus (25)
lung_NSC (131)
other (15)
upper_aerodigestive (32)
urinary tract (27)
chondrosarcoma (4)
glioma (62)
liver (28)
medulloblastoma (4)
lymphoma_Burkitt (11)
soft tissue (21)
mesothelioma (11)
leukemia_other (1)
lymphoma DLBCL (18)
osteosarcoma (10)
prostate (7)
multiple_myeloma (30)
thyroid (12)
lymphoma Hodgkin (12)
T-cell ALL (16)
lung_small_cell (53)
melanoma (61)
CML (15)
lymphoma_other (28)
B-cell ALL (15)
meningioma (3)
AML (34)
neuroblastoma (17)
Ewings Sarcoma (12)

Key Takeaways for Luvelta

Demonstrated clinical activity across multiple indications

Potential to show activity in tumors with varying levels of FolRα expression, covering a broad range of opportunities

Pipeline-in-a-product potential: FolRα is expressed of solid and hematological tumors

Source: Cheung et al. "Targeting folate receptor alpha for cancer treatment." Oncotarget. 2016; 7: 52553-52574.

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STRO-003 and Emerging Research Portfolio

2. Single or Dual Conjugations of Different Mechanisms 1. Mono- or Bispecific TAA Targeting Sutro’s Flexibility in Design and Innovative Toolkit Provide the Potential for Superior Solutions and the Opportunity for an Improved Patient Experience Enhanced tumor targeting with cytotoxic payloads Bispecific ADC Novel payloads for better targeting Tumor Antigen Dual Tumor Antigens Conjugated Antibody Tumor Antigen MODALITY DRUG PROPERTIES TARGET STRUCTURE ADC / ISAC iADC / ADC2 Site-specific dual drug conjugate with complementary modalities Our ADC design process delivers optimized and consistent product candidates, designed to benefit broader patient populations and provide a solution for unwanted ADC class effects Toolkit of Fit-to-Purpose Linker-Payloads DNA targeting / tubulin targeting cytotoxins Immune modulators Other mechanistically synergistic payloads Proprietary cleavable / non-cleavable linkers

Limitless Innovation: Sutro’s Approach to Future ADC Development ADC Potency Immunogenic Cell Death Induction Resistance to Top1/Exatecan *Unique advantage of non-natural amino acid incorporation by Cell-free XpressCF® Dual Conjugate* DAR > 8* On-target Activity Improve-ments

STRO-003: A Novel ROR1 Targeted ADC is Designed for Purpose ROR1 biology makes it an attractive ADC target Expansive indication space in oncology Potential for attractive clinical performance ROR1: Role in cancer progression and expressed in tumor and tumor- initiating cells Low potential for on-target toxicity due to restricted normal tissue expression and clinical safety validation Clinical validation of ROR1 in hematological malignancies and broad potential opportunity in solid tumors, including large indications such as NSCLC and breast cancer Low copy number and heterogeneous expression of ROR1 antigen in tumors favors potent ADCs with great tolerability STRO-003’s optimized linker design and payload selection—along with precise positioning of 8 linker-payloads per antibody—provides potent efficacy in low antigen expressing human tumors (PDX) and has been tolerable in preclinical studies STRO 003

STRO 003

Sutro's Innovative Design: STRO-003 Is a Novel, Conjugation Site-Optimized ROR1 ADC

Eight Topoisomerase-1 Inhibitors per mAb Coupled With β-Glucuronidase Cleavable Linkers



1
ROR1
2
pAMF
3
4
β-glucuronidase cleavable linker
Exatecan warhead

STRO-003 is a single homogeneous ADC with a drug-antibody ratio (DAR) of 8, targeting ROR1 tumor antigen

1. **Targeted ROR1 epitope** is overexpressed in diverse cancers including **hematological and solid tumor indications**
2. **Precisely positioned non-natural amino acids**, p-azidomethyl-L-phenylalanine (pAMF) **to enable DAR8** and optimized conjugation sites for enhanced performance and stability
3. **Stable β-glucuronidase cleavable linkers** demonstrate tumor specificity and encouraging preclinical tolerability. Preclinical data has shown marked **improvement over protease cleavable linkers regarding neutropenia and lung tolerability issues** seen with tubulin and Topoisomerase-1 (TOPO-1) inhibitors in the clinic
4. **Exatecan warhead inhibits TOPO-1 and causes DNA disruption**. It elicits potent tumor cell killing, has bystander activity, and mediates immunogenic cell death

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STRO 03 Demonstrated Anti-Tumor Activity in Nonclinical NSCLC and Breast Cancer Models Nonclinical models of anti-tumor activity across low and heterogenous ROR1 antigen levels STRO-003 demonstrated complete regression of human patient-derived NSCLC xenografts expressing low and heterogeneous ROR1 antigen levels in preclinical studies STRO-003 is efficacious in the PDX models (10 mg/kg qw × 4) validating the release and potent activity of the β-glu exatecan payload STRO-003 showed potent anti-tumor activity in MDA-MB-231 breast cancer model with moderate ROR1 expression STRO-003 demonstrated better tumor regression activity than a comparator ADC with an alternative CatB-cleavable linker exatecan payload, which is more similar in design molecules currently in development by others Patient-Derived NSCLC Xenograft Model MDA-MB-231 Breast Cancer Model ROR1 Expression Tumor Growth 2+ and 1-2+ Medium/Moderate 2000 1500 1000 0 0 20 40 60 80 Tumor size (mm3) Days 500 3000 2000 1000 0 0 10 20 30 40 50 Tumor size (mm3) Days *Data compiled from multiple studies; growth of vehicle groups statistical similar. STRO-003 (β-glu exatecan) DAR4 CatB MMAE Vehicle Alternative design (CatB exatecan) Vehicle* STRO 003

STRO 03 Well Tolerated in Preclinical Toxicity Models at High Dose Levels—Potentially Reducing Lung Toxicity While Demonstrating ROR1-dependent In Vitro Tumor Killing Safety STRO-003 was well tolerated in rodent and NHP exploratory toxicity studies In rats, no observed neutropenia, no elevation of liver enzymes at high doses (60 mg/kg) In a multi-dose non-GLP NHP study, no SAEs observed up to 45 mg/kg × 2 No observed neutropenia, thrombocytopenia, ocular toxicities, or lung histopathology (ILD/pneumonitis) Modest changes in red blood cells were observed at 45 mg STRO-003 Isotype control ADC STRO-003 + 1uM anti-ROR1 Ab NTERA-2 (ROR1+++) nM 120 60 40 0 0.0001 Relative cell viability (%) 100 80 20 0.001 0.01 0.1 1 10 100 MCF-7 (ROR1-) 60 40 0 0.0001 Relative cell viability (%) nM 100 80 20 0.001 0.01 0.1 1 10 100 120 STRO 003 STRO-003 demonstrates potent ROR1-dependent tumor cell killing in vitro STRO-003 was well tolerated in two relevant preclinical toxicity models at high doses STRO-003 has impressive preclinical efficacy and appears to have potentially reduced lung toxicity — a concern that is commonly associated with TOPO-1 class payload ADCs

$90M upfront to develop iADCs for up to three targets Research activities are being conducted for two targets, representing two distinct programs $422.5M in development, regulatory and commercial milestones for each product candidate, plus tiered royalties ranging from low-double digit to mid-teen percentages Builds on success of Sutro’s ADC platform and engineering expertise Leverages Astellas’ primary focus on immuno-oncology Sutro has the option to share costs/profits for U.S. product development Sutro retained option to develop iADCs outside of/beyond this collaboration in other targets Strategic iADC Collaboration Initiated on June 27, 2022 New Modality for Cold Tumors: Immunostimulatory Antibody Drug Conjugate (iADC) Featuring dual drug conjugation technology with both cytotoxin and immune modulator 27

Financial Overview – December 31, 2023

Well-capitalized through multiple funding sources

~$375M(1)
in cash, cash equivalents & marketable securities and Vaxcyte stock

Projected cash runway into
2H 2025,
based on current business plans and assumptions

~0.7M shares
of **Vaxcyte**
(Nasdaq: PCVX)
included in the $ amount above

Funding generated from our collaborators of
~$850M(2)

1. Based on the estimated value of cash, cash equivalents and marketable securities and the estimated value of Vaxcyte common stock held by Sutro as of December 31, 2023.
2. Includes payments and equity investments received through December 31, 2023.

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Experienced Leadership Team Lynx Neurex 29 Anne Borgman, MD Chief Medical Officer Venkatesh Srinivasan, PhD Chief Technical Operations Officer Linda Fitzpatrick Chief People and Communications Officer Nicki Vasquez, PhD Chief Portfolio Strategy and Alliance Officer Jane Chung, RPh President and Chief Operating Officer Ed Albini, MBA Chief Financial Officer Hans-Peter Gerber, PhD Chief Scientific Officer William Newell, JD Chief Executive Officer and Member of the Board of Directors